Exhibit 10.6

No.: (                 ) (J) Z

Maximum Amount Loan Contract

Party A (Borrower):

ID Number:

Domicile:

Party B (Lender):

ID Number:

Domicile:

Whereas Party B will provide Party A a loan within the period and the loan limit as agreed in Article 1 hereof, in order to ensure the realization of Party B’s creditor’s rights and clarify the rights and obligations of the Parties, this Maximum Amount Loan Contract is hereby entered into by and between the Parties through negotiation in accordance with relevant laws and regulations.

Article 1 Loan Limit

1. The loan limit referred to in this Contract is the maximum outstanding loan balance approved to be granted to Party A by Party B and permitted to be used by Party A within the period agreed herein.

2. Loan limit

Within the loan term agreed herein, the loan limit shall be RMB                               yuan (amount in words:                ), which may be applied by Party A for one or more times; Party B is entitled to grant the loan to Party A in one or more installments based on Party A’s application and conditions of the loan. The loan will be used for                                        .

3. Period of issuance of the loan:

The loan limit agreed in this Contract shall be issued from MM DD YYYY to MM DD YYYY.

Within the period of issuance and the loan limit as agreed above, the specific amount of each loan shall be subject to the actual amount received by Party A, and the borrower has no objection to this provision.

4. For the loans issued under this Contract, the issuance date of the last loan shall not exceed the deadline of the period of issuance of loan stipulated in Article 1.3.

5. The Parties agree that Party B is entitled to adjust or reduce the loan limit based on Party A’s business and credit standing without Party A’s consent. The decision to adjust the loan limit shall take effect as soon as it is made and notified to Party A. Party B shall not be liable for any delay, failure in service or non-delivery of notice due to any reason whatsoever, which shall not affect the validity of the loan limit and its adjustment.

6. If Party A is more than one borrower, all borrowers shall bear all the debts hereunder independently. In case of any default by any borrower, Party B may collect debt, file a lawsuit, apply for execution and take other actions against such borrower to realize its creditor’s rights, and all borrowers shall have no objection to such actions.

Article 2 Calculation and Payment of Synthetic Cost Rate and Expenses

The monthly synthetic cost hereunder is calculated by %, such cost shall be paid on a monthly basis.

Article 3 Rights and Obligations of Party B

1. Party B shall be entitled to recover the principal, interest (including overdue interest) of the loan, other expenses payable and all expenses incurred to Party B for the realization of the creditor’s rights as agreed herein;

2. Party B shall be entitled to request Party A to provide materials and information related to the loan;

3. In the event of any evasion of Party B’s supervision, defaulting on the principal and interest of the loan or other material breaches by Party A, Party B is entitled to notify relevant departments or entities and collect the loan.

Article 4 Obligations of Party A

1. Party A shall withdraw and use the loan according to the term and purpose agreed herein;

2. The loan shall not be repaid in advance without the written consent of Party B;

3. Party A shall guarantee the safety and integrity of the collaterals. Without the written consent of Party B, Party A shall not lease, mortgage or use the collaterals for other purposes.

4. Party A shall accept and actively cooperate with Party B in the inspection, investigation and supervision of the use of the loan hereunder;

5. Party A shall actively cooperate with Party B in the inspection, investigation and supervision of its financial condition, and shall be obliged to provide relevant information to Party B;

6. Party A shall repay the principals, interests and other expenses of the loan hereunder as agreed herein;

7. Party A shall bear the expenses incurred in connection with the conclusion and performance of this Contract, including but not limited to notarization, authentication, evaluation, registration, guarantee fees and expenses incurred to Party B for the realization of its creditor’s rights, including but not limited to the fees for issuance of execution certificate by the notary office, legal costs, attorney fees and other expenses;

8. For the collection letter or document delivered to Party A by mail, announcement or other means by Party B, Party A shall deliver or send the return receipt to Party B within 3 working days upon its receipt;

9. In case of any change to the marital status, job, domicile, contact information and business status, Party A shall notify Party B in writing within 3 days from such change;

Article 5 Early Maturity of Loan

In the event of any of the following cases, Party B is entitled to cease the issuance of the unused loan for Party A, and unilaterally declare that all the loans issued hereunder are due in advance and request Party A to immediately repay all the principals, interests and expenses of the loans:

1. The representations and warranties made by Party A under Article 4 hereof are not true;

2. Party A is in violation of any provision of this Contract;

3. The occurrence of other events that Party B believes that may affect the security of its creditor’s rights;

Article 6 Breach of Contract

1. In case Party A fails to repay the loan principal, interest and other expenses in full and on time, in addition to the repayment of aforementioned amount as agreed herein, Party A shall also pay the overdue interest to Party B at a rate of                   % higher than the synthetic cost rate agreed herein.

2. In case Party A fails to repay the principal and interest of the loan on time and in full, it shall bear the collection fees, legal costs, preservation fees, announcement fees, execution fees, attorney fees, travel expenses and other expenses paid by Party B for the realization of its creditor’s rights.

3. In the event of any evasion of Party B’s supervision, defaulting on the principal and interest of the loan, or malicious evasion of debts by Party A, Party B shall be entitled to report such behavior to the relevant authorities and make an announcement on news media.

Article 7 Resolution of Disputes

Any dispute under this Contract shall be brought to the court at the place where the contract was signed. During the existence of the dispute, the Parties shall continue to perform the uncontested terms of the Contract.

Article 8 Miscellaneous

1. This Contract shall come into force as of the date it is signed or sealed by the Parties.

2. This Contract is made in                       , with Party A holding                copy (copies) and Party B holding copy (copies), all copies shall have the same legal effect.

Article 9 Special Provisions

1. The loan is provided in the                   way below:

(1) Party B provides Party A with the loan from its own funds;

(2) Party B arranges for a third party to lend funds to Party A;

(3) The combination of the two methods above.

2. The loan provided by Party B in any of the ways specified in Article 9.1 above shall not affect the performance of repayment obligations by Party A to Party B. In case the loan is provided by adopting the method set forth in Article 9.1 (2), Party B is entitled to handle relevant loan and mortgage procedures on behalf of a third party, and Party A shall acknowledge and cooperate with such actions unconditionally. In case Party A fails to perform the repayment obligations as agreed, Party B shall be entitled to file a lawsuit on behalf of the third party in the People’s Court at the place where the contract was signed, including but not limited to, filing, acknowledging, changing, withdrawing, and waiving the claims or counterclaims; attending proof, examination and trial debate, participating in mediation, reconciliation, and receiving documents and objects of the litigation on behalf of the third party. Party A acknowledges Party B’s aforesaid rights and undertakes not to raise any objection or plea to such rights.

Party A’s statement: I have read through the above terms and conditions, and Party B has made corresponding explanations upon my request. I have no objection to all the terms and conditions.

Party A (Seal or Signature):

Party B (Seal or Signature):

Signed on:

Signed at:

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